UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2024

Motorsport Games Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39868	86-1791356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5972 NE 4th Avenue Miami, FL (Address of principal executive offices)	33137 (Zip Code)

Registrant’s telephone number, including area code: (305) 507-8799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 26, 2024, Motorsport Games Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors named on the signature pages thereto. The Purchase Agreement provided for the sale and issuance by the Company of an aggregate of: (i) 351,928 shares (the “Shares”) of the Company’s Class A common stock, $0.0001 par value (the “Class A common stock”), (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 108,902 shares of Class A common stock, and (iii) in a concurrent private placement, Series A warrants (the “Series A Warrants”) to purchase up to 460,830 shares of Class A common stock and Series B warrants (the “Series B Warrants,” and collectively with the Series A Warrants, the “Purchase Warrants”) to purchase up to 460,830 shares of Class A common stock.

The offering price per Share and accompanying Purchase Warrants (one Series A Warrant and one Series B Warrant) is $2.17 and the offering price per Pre-Funded Warrant and accompanying Purchase Warrants (one Series A Warrant and one Series B Warrant) is $2.1699. Each Pre-Funded Warrant is exercisable immediately for one share of the Company’s Class A common stock at an exercise price of $0.0001 per share and will expire when exercised in full.

The Shares and the Pre-Funded Warrants described above (and the shares of the Company’s Class A common stock issuable upon the exercise of the Pre-Funded Warrants) are being offered pursuant to an effective shelf registration statement on Form S-3 (File No. 333-262462) (the “Registration Statement”), a base prospectus included in the Registration Statement at the time it originally became effective (the “Base Prospectus”), and a prospectus supplement, dated July 26, 2024 (the “Prospectus Supplement”), filed with the Securities and Exchange Commission (the “Commission”) on July 29, 2024 pursuant to Rule 424(b)(5) under the Securities Act. The Company expects to receive gross proceeds from the offering of approximately $1.0 million. The offering is expected to close on or about July 29, 2024, subject to the satisfaction of customary closing conditions.

The Series A Warrants and the Series B Warrants both have an exercise price of $2.17 per share. The shares of Class A common stock issuable upon the exercise of the Purchase Warrants are collectively referred to as the “Warrant Shares.” The Purchase Warrants will become exercisable on the effective date of the stockholder approval for the issuance of the shares of Class A common stock issuable upon exercise of the Purchase Warrants (the “Stockholder Approval Date”). The Series A Warrants will expire five and one-half years following the Stockholder Approval Date and the Series B Warrants will expire 18 months following the Stockholder Approval Date. The Purchase Warrants and the Warrant Shares are not being registered under the Securities Act pursuant to the Registration Statement and the Prospectus Supplement. The Purchase Warrants and the Warrant Shares are being offered pursuant to an exemption from the registration requirements of the Securities Act provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

The Company entered into an engagement letter with H.C. Wainwright & Co., LLC (the “Wainwright”), dated November 6, 2023, the term of which was subsequently amended by the Company and Wainwright, pursuant to which Wainwright agreed to act as the exclusive placement agent for the Company, on a reasonable best-efforts basis, in connection with the registered direct offering and concurrent private placement (collectively, the “Offering”). The Company agreed to pay Wainwright an aggregate cash fee equal to 7.0% of the gross proceeds of the Offering. The Company also agreed to pay Wainwright certain expenses of $30,000 for non-accountable expenses and $15,950 for clearing fees. Additionally, the Company has agreed to issue to Wainwright or its designees as compensation, warrants to purchase up to 27,650 shares of Class A common stock, which is equal to 6.0% of the aggregate number of shares of Class A common stock and shares of Class A common stock issuable upon the exercise of the Pre-Funded Warrants included in Offering (the “Placement Agent Warrants”). The Placement Agent Warrants will have substantially the same terms as the Purchase Warrants described above, except that the Placement Agent Warrants will have an exercise price of $2.7125 per share (representing 125% of the combined purchase price per Share and accompanying Purchase Warrants) and will expire five (5) years following the commencement of the sales pursuant to this offering. The Placement Agent Warrants and the shares of Class A common stock issuable thereunder are not being registered pursuant to the Registration Statement or the Prospectus Supplement. The Placement Agent Warrants and the shares of Class A common stock issuable thereunder are being offered pursuant to an exemption from the registration requirements of the Securities Act provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

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The foregoing summaries of the Purchase Agreement, the Pre-Funded Warrants, the Series A Warrants, the Series B Warrants and the Placement Agent Warrants do not purport to be complete and are subject to, and qualified in their entirety by, the forms of such documents attached as Exhibits 10.1, 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference. The description of the terms of the Purchase Agreement, the Pre-Funded Warrants, the Series A Warrants, the Series B Warrants and the Placement Agent Warrants are qualified in their entirety by reference to such exhibits.

Item 3.02. Unregistered Sales of Equity Securities

The information contained above in Item 1.01 related to the issuance of the Purchase Warrants and the Placement Agent Warrants is hereby incorporated by reference into this Item 3.02. The Purchase Warrants and the Placement Agent Warrants and the shares of the Company’s Class A common stock issuable upon exercise of the Purchase Warrants and the Placement Agent Warrants have not been registered under the Securities Act and are instead being offered pursuant to the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 8.01. Other Events.

On July 26, 2024, the Company issued a press release to announce the pricing of the Offering described above in Item 1.01.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Pre-Funded Common Stock Purchase Warrant

4.2	Form of Series A Common Stock Purchase Warrant

4.3	Form of Series B Common Stock Purchase Warrant
4.4	Form of Placement Agent Warrant

5.1	Opinion of Blank Rome LLP

10.1	Form of Securities Purchase Agreement, dated as of July 26, 2024, by and among Motorsport Games Inc. and the Purchasers named therein

23.1	Consent of Blank Rome LLP (contained in Exhibit 5.1)

99.1	Press Release of Motorsport Games Inc., dated July 26, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: July 29, 2024	By:	/s/ Stephen Hood
Stephen Hood
Chief Executive Officer and President

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